UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     _________________________________

                                 FORM 8-K

                              Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   July 22, 2005


                    HEADLINERS ENTERTAINMENT GROUP, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


        Delaware                  0-33145                 84-1195628
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(State of Incorporation)      (Commission File          (IRS Employer
                               Number)                   Identification No.)


                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                   (Address of principal executive offices)

                                (973) 233-1233
                        -----------------------------
                        Registrant's Telephone Number

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry Into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation

On July 22, 2005 Headliners entered into a Settlement Agreement with JHF Property Holdings LLC, Paul Butler, Jon B. Field and Jon H. Field (the "JHF Parties"). The Settlement Agreement settled the lawsuit that Headliners had brought against the JHF Parties alleging fraud and breach of the Amended and Restated Consolidated Acquisition Agreement dated June 6, 2005 (the "Acquisition Agreement"). The Settlement Agreement also amended the terms under which Headliners acquired six dance club properties from the JHF Parties.

The Settlement Agreement contains the following provisions regarding the dance clubs:

   * Headliners' ownership of the limited liability companies that own the five dance clubs transferred pursuant to the Acquisition Agreement is acknowledged.
   * The JHF Parties assign to Headliners the limited liability company that owns the entertainment complex in Louisville.
   * Headliners assigns to JHF Properties all of its interest in the club built in Hampton Virginia pursuant to the Acquisition Agreement.
   * The JHF Parties surrender the $5,000,000 convertible debentures that Headliners issued to them pursuant to the Acquisition Agreement.
   * Headliners obligation to issue $2.3 million in stock to the JHF Parties is terminated. The JHF Parties will surrender the shares of Headliners common stock that remain in their possession.
   * All of Headliners' payment obligations under the Acquisition Agreement are terminated. In lieu thereof, Headliners agrees to pay to JHF Properties LLC: (a) five weekly payments of $74,686.98 (a total of $373,434.90), commencing on August 3, 2005; and (b) twenty-eight weekly payments of $15,000 (a total of $420,000) commencing on September 7, 2005.
   * The $5,000,000 in convertible debentures have been pledged to secure Headliners' payment obligations. In the event of a default by Headliners in making the weekly payments required by the Settlement Agreement, JHF Property Holdings LLC may take possession of the convertible debentures and convert them into Headliners' common stock at the then-market price to satisfy the default amount.

Item 9.01 Financial Statements and Exhibits

Financial Statements

The following financial statements were filed with Amendment No. 1 to the Current Report on Form 8-K dated March 29, 2005, and are incorporated herein by reference:

   a. 1133 Sycamore Street, LLC - audited financial statements for the year ended December 31, 2004
   b. 4115 Mill Street, LLC - audited financial statements for the year ended December 31, 2004
   c. 296 N. Stone, LLC - audited financial statements for the year ended December 31, 2004
   d. 6107 Ridgewood Road, LLC - audited financial statements for the year ended December 31, 2004
   e. 1299 Farnam, LLC - audited financial statements for the year ended December 31, 2004
   f. JP 4th Street Live LLC - audited financial statements for the year ended December 31, 2004

                                  Exhibits

10-a Settlement Agreement dated July 22, 2005 among Headliners, Paul Butler, Jon B. Field, Jon H. Field, and JHF Properties, LLC.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: July 26, 2005              By: /s/ Eduardo Rodriguez
                                  ----------------------------
                                  Eduardo Rodriguez
                                  Chief Executive Officer